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                                                                 EXHIBIT 10.40


                WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT

        THIS WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT ("Waiver and Amendment"), dated as of May 12, 1995, is entered into by and between COMPRESSION LABS, INCORPORATED (the "Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                   RECITALS

        A. The Borrower and the Bank are parties to a certain Credit Agreement dated as of June 30, 1994, as amended (the "Credit Agreement") pursuant to which the Bank has extended certain credit facilities to the Borrower.

        B. The Borrower has reported to the Bank the existence of certain events of default under the Credit Agreement. The Borrower has requested that the Bank waive such events of default.

        C. The Bank is willing to waive such defaults under the Credit Agreement, subject to the terms and conditions of this Waiver and Amendment.

        NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

        2.      Default of Waiver.

                (a) For purposes of this Waiver and Amendment, the "Existing Defaults" shall mean:

                        (i) the default existing on this date under Section 8.01(c) of the Credit Agreement solely as a consequence of a breach of
        (i) the negative covenant set forth at Section 7.13 of the Credit Agreement and (ii) the negative covenant set forth at Section 7.15 of the Credit Agreement, in each case solely to the extent such default relates to the financial results of the Borrower for the quarter ended March 31, 1995.

                (b) Subject to and upon the terms and conditions hereof, the Bank hereby waives the Existing Defaults.

                (c) Nothing contained herein shall be deemed a waiver of (or otherwise affect the Bank's ability to enforce) any other default or Event of Default, including without limitation (i) any default or Event of Default as may now or hereafter exist and arise from or otherwise be related to the Existing Defaults (including without limitation any



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        cross-default arising under the Credit Agreement by virtue of any matters resulting from the Existing Defaults), and (ii) any default or Event of Default arising at any time after the Effective Date and which is the same as the Existing Default.

        3. Amendment to Credit Agreement. Section 2.02 of the Credit Agreement shall be amended by deleting the references in such Section to "1.00%" and replacing them with "1.50%".

        4. Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:

                (a) Other than the Existing Defaults, no Default or Event of Default has occurred and is continuing.

                (b) The execution, delivery and performance by the Borrower of this Waiver and Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental authority) in order to be effective and enforceable. The Credit Agreement as modified by this Waiver and Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                (c) Subject to the Existing Defaults, all representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

                (d) The Borrower is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.

        5. Effective Date. This Waiver and Amendment will become effective as of May 12, 1995 (the "Effective Date"), provided that each of the following conditions precedent is satisfied:

                (a) The Bank has received from the Borrower a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Waiver and Amendment.

                (b) All representations and warranties contained herein are true and correct as of the Effective Date.

        6. Reservation of Rights. The Borrower acknowledges and agrees that neither the Bank's forbearance in exercising its rights and remedies in connection with the Existing Defaults, nor the execution and delivery by the Bank of this Waiver and Amendment, shall be deemed (i) to create a course of dealing or


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otherwise obligate the Bank to forbear or execute similar waivers under the same or similar circumstances in the future, or (ii) to waive, relinquish or impair any right of the Bank to receive any indemnity or similar payment from any person or entity as a result of any matter arising from or relating to the Existing default.

        7.      Miscellaneous.

                (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as modified by this Waiver and Amendment. This Waiver and Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                (b) This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver and Amendment.

                (c) This Waiver and Amendment shall be governed by and construed in accordance with the law of the State of California.

                (d) This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Borrower shall bind the Borrower, with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank.

                (e) This Waiver and Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Waiver and Amendment may not be amended except in accordance with the provisions of Section 9.05 of the Credit Agreement.


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                (f)     If any term or provision of this Waiver and Amendment
        shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver and Amendment or the Credit Agreement, respectively.

                (g) The Borrower covenants to pay to or reimburse the Bank, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection


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        with the development, preparation, negotiation, execution and delivery of this Waiver and Amendment and the administration of the Existing Defaults.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Waiver and Amendment as of the date first above written.

                                       COMPRESSION LABS, INCORPORATED


                                       By: /s/ WILLIAM A. BERRY
                                           ----------------------------------
                                       Name:  William A. Berry
                                       Title: Senior Vice President
                                               and Chief Financial
                                               Officer


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION


                                       By: /s/ ALLAN B. MINER
                                           ----------------------------------
                                       Name:  Allan B. Miner
                                       Title: Vice President



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